INVESTOR PRESENTATION


The Tile Shop

June 27, 2012

Forward Looking Statements and Non-GAAP Information

Forward Looking Statements

This presentation includes "forward looking statements" within the meaning of the "safe harbor" provisions of the United Stated Private Securities Litigation Reform Act of 1995. Forward-looking statements may be identified by the use of words such as "anticipate", "believe", "expect", "estimate", "plan", "outlook", and "project" and other similar expressions that predict or indicate future events or trends or that are not statements of historical matters. Such forward looking statements with respect to revenues, earnings, performance, strategies, prospects and other aspects of the businesses of JWC Acquisition Corp., The Tile Shop, Tile Shop Holdings and the combined company after completion of the proposed business combination, are based on current expectations that are subject to risks and uncertainties. A number of factors could cause actual results or outcomes to differ materially from those indicated by such forward looking statements. These factors include, but are not limited to: (1) the occurrence of any event, change or other circumstances that could give rise to the termination of the Contribution and Merger Agreement for the business combination (the "Business Combination Agreement"), (2) the outcome of any legal proceedings that may be instituted against JWC Acquisition Corp., The Tile Shop, Tile Shop Holdings or others following announcement of the Business Combination Agreement and transactions contemplated therein; (3) the inability to complete the transactions contemplated by the Business Combination Agreement due to the failure to obtain approval of the stockholders of the JWC Acquisition Corp. or other conditions to closing in the Business Combination Agreement, (4) delays in obtaining, adverse conditions contained in, or the inability to obtain necessary regulatory approvals or complete regulatory reviews required to complete the transactions contemplated by the Business Combination Agreement; (5) the risk that the proposed transaction disrupts current plans and operations as a result of the announcement and consummation of the transactions described herein; (6) the ability to recognize the anticipated benefits of the business combination, which may be affected by, among other things, competition, the ability of the combined company to grow and manage growth profitably, maintain relationships with suppliers and obtain adequate supply of products and retain its key employees; (7) costs related to the proposed business combination; (8) changes in applicable laws or regulations; (9) the possibility that The Tile Shop may be adversely affected by other economic, business, and/or competitive factors; and (10) other risks and uncertainties indicated from time to time in the proxy statement/prospectus, including those under "Risk Factors" therein, and other filings with the SEC by JWC Acquisition or Tile Shop Holdings. You are cautioned not to place undue reliance upon any forward-looking statements, which speak only as of the date made, and JWC Acquisition, The Tile Shop and Tile Shop Holdings undertake no obligation to update or revise the forward-looking statements, whether as a result of new information, future events or otherwise.

Non-GAAP Information

This presentation includes non-GAAP financial information of The Tile Shop such as Adjusted EBITDA and Adjusted EBITDA Margin. The Tile Shop calculates Adjusted EBITDA by taking GAAP net income and adding interest expense, income taxes, depreciation and amortization, and stock based compensation. Adjusted EBITDA Margin is equal to Adjusted EBITDA divided by net sales. The Tile Shop believes that these non-GAAP measures of financial results provide useful information to management and investors regarding certain financial and business trends relating to The Tile Shop's financial condition and results of operations. The Tile Shop's management uses these non-GAAP measures to compare the company's performance to that of prior periods for trend analyses, for purposes of determining management incentive compensation, and for budgeting and planning purposes. These measures are used in monthly financial reports prepared for management and The Tile Shop's board of managers. The Tile Shop believes that the use of these non-GAAP financial measures provides an additional tool for investors to use in evaluating ongoing operating results and trends and in comparing the company's financial measures with other specialty retailers, many of which present similar non-GAAP financial measures to investors. Management of The Tile Shop does not consider these non-GAAP measures in isolation or as an alternative to financial measures determined in accordance with GAAP. The principal limitation of these non-GAAP financial measures is that they exclude significant expenses and income that are required by GAAP to be recorded in the company's financial statements. In addition, they are subject to inherent limitations as they reflect the exercise of judgments by management about which expenses and income are excluded or included in determining these non-GAAP financial measures. In order to compensate for these limitations, management presents non-GAAP financial measures in connection with GAAP results. You should review the reconciliation of The Tile Shop's non-GAAP financial measures to the comparable GAAP financial measures which is contained on Slide 38 of this presentation, and not rely on any single financial measure to evaluate the Tile Shop's business.

Additional Information and Participants in the Solicitation

Additional Information

In connection with the proposed business combination between The Tile Shop, LLC ("The Tile Shop"), Tile Shop Holdings, Inc. ("TS Holdings") and JWC Acquisition Corp. ("JWCAC"), TS Holdings intends to file with the Securities and Exchange Commission ("SEC") a registration statement on Form S-4, and JWCAC intends to file with the SEC a proxy statement and mail a definitive proxy statement and other relevant documents to JWCAC stockholders. This presentation does not contain all the information that should be considered concerning the business combination. It is not intended to form the basis of any investment decision or any other decision in respect of the proposed business combination. JWCAC stockholders and other interested persons are advised to read, when available, the preliminary proxy statement/prospectus included in the Form S-4, and any amendments thereto, and the definitive proxy statement/prospectus in connection with JWCAC's solicitation of proxies for the special meeting to be held to approve the transactions because these materials will contain important information about The Tile Shop, TS Holdings, JWCAC, and the proposed transactions. The definitive proxy statement/prospectus will be mailed to JWCAC stockholders as of a record date to be established for voting on the proposed transactions. Stockholders will also be able to obtain a copy of the preliminary proxy statement/prospectus and definitive proxy statement/prospectus once they are available, without charge, at the Securities and Exchange Commission's ("SEC") website at http://www.sec.gov, or by directing a request to JWC Acquisition Corp., Bay Colony This presentation shall not constitute a solicitation of a proxy, consent or authorization with respect to any securities or in respect of the proposed business combinCorporate Center - North Entrance, 1000 Winter Street - Suite 4300, Waltham, Massachusetts 02451, tel. (617) 753-1100, Attention: Jeffrey J. Teschke. This presentation shall also not constitute an offer to sell or the solicitation of an offer to buy any securities, nor shall there be any sale of securities in any jurisdictions in which such offer, solicitation or sale would be unlawful prior to registration or qualification under the securities laws of any such jurisdiction. Any such offering will be made in compliance with applicable securities laws or exemptions therefrom.

Participants in the Soliciation

JWC Acquisition Corp. and its directors and officers may be deemed participants in the solicitation of proxies to JWC Acquisition Corp.'s stockholders with respect to the transaction. A list of the names of those directors and officers and a description of their interests in JWC Acquisition Corp. is contained in JWC Acquisition Corp.'s annual report on Form 10-K for the fiscal year ended December 31, 2011, which was filed with the SEC, and will also be contained in the Form S-4 (and will be included in the definitive proxy statement/prospectus for the proposed business combination) when available.

AGENDA

- Investment Highlights
- The Tile Shop Story
- Sales and Growth Strategy
- JWCAC / The Tile Shop Combination

LEADING SPECIALTY RETAILER OF TILE



- Founded in 1985 by CEO Bob Rucker
- Dedicated retailer to the home tile market
  - ◇ Products include ceramic tile, stone tile, application material and accessories
  - ◇ Broad, diverse offering of ~4,000 products
  - ◇ 61 stores in 20 states; three distribution centers
  - ◇ Geographically distributed in the midwest and mid-atlantic U.S.
- Average store is 23,000 square feet
- 2011 Revenue: $153 million
- 2011 Adj. EBITDA(1): $43 million (28% Adj. EBITDA margin)





(1) See Adjusted EBITDA reconciliation in appendix for detail

ATTRIBUTES OF A SUCCESSFUL SPECIALTY RETAILER

Attributes	The Tile Shop	Success?
Attractive Industry	▪ Consumer remodeling demand drives stable traffic ▪ Long-term consistent growth – pent up demand	✓
Unique Value Proposition	▪ Broad range of 4,000 products ▪ Significant value to customer	✓
Compelling Unit Economics(1)	▪ 40% cash on cash return ▪ 2.5 year cash payback period	✓
Significant Unit Growth	▪ 45% growth since 2008 ▪ Expect to double store count over several years	✓
Consistent Same Store Sales	▪ 10 straight quarters of positive SSS growth ▪ SSS that consistently outperforms the tile industry	✓
Best-in-Class Margins	▪ 28% Adj. EBITDA Margin in 2011 vs. 17% for peers ▪ Vertical integration controls cost of goods	✓
Driven Management Team	▪ Founder & CEO with 27 years experience ▪ Modest turnover at store level	✓

(1) See page 10 for key assumptions.

INVESTMENT HIGHLIGHTS



INDUSTRY LEADING PERFORMANCE

Same Store Sales Growth 2006 – 2012 YTD



11.2%
9.7%
3.4%
(7.5%)
(3.4%)
(13.2%)
(4.6%)
(23.8%)
11.4%
5.3%
6.4%
4.1%
6.9%
Tile Shop
Industry (1)
2006
2007
2008
2009
2010
2011
May 2012 YTD

Same Store Sales Growth Consistently Better Than Industry Average

(1) Industry figures represent manufacturer sales. Catalina Research Floor Coverings Annual Report and Quarterly Update www.CatalinaReports.com.

PROVEN UNIT GROWTH


2000–2011 CAGR: 13%
14
14
18
20
28
32
33
39
42
43
48
53
61
2000A
2001A
2002A
2003A
2004A
2005A
2006A
2007A
2008A
2009A
2010A
2011A
Today
Total Stores

~45% Unit Growth Since 2008

ATTRACTIVE STORE ECONOMICS



New Store Assumptions	Year 1	Year 3
Store Sales	$1,900,000	$2,500,000
Adj. 4-Wall Contribution [1]	$400,000	$700,000
Adj. 4-Wall Contribution Margin [1]	21%	28%

Net Cash Investment [2]	$1,400,000
Cash on Cash Return [3]	40%

Cash Payback 2.5 Years

(1) Store level operating profit before pre-opening cost, depreciation and amortization.
(2) Includes gross capex (net of tenant improvements) and inventory.
(3) Average adjusted 4-wall contribution during the first 3 years of operation divided by Net Cash Investment

DRIVING BEST-IN-CLASS MARGINS

The Tile Shop Historical Adj. EBITDA Margins



23%
26%
27%
28%
28%
2007A
2008A
2009A
2010A
2011A

Strong and Stable Adj. EBITDA Margins

EXPERIENCED MANAGEMENT TEAM

Bob Rucker — Founder & CEO

- Founded Tile Shop in 1985
- Personally involved in "sourcing"
- Oversees management team and high level company operations

Joseph Kinder — Sr VP, Operations

- 20 years with The Tile Shop
- Oversees distribution and manufacturing
- Manages international purchasing and purchasing agents

Carl Randazzo — Sr VP, Retail

- 20 years with The Tile Shop
- Started as store manager
- Oversees all stores and store management
- Manages real estate and marketing

Bill Watts — Chairman

- Formerly CEO of GNC (1991–2001)
- Chairman of Mattress Firm (Nasdaq: MFRM)
- Board member of Brookstone

Outside Directors

Peter J. Jacullo III

- Manager, Morningside Private Investors

Peter H. Kamin

- Founding partner of ValueAct Capital

Todd Krasnow

- Founding management team member at Staples, Inc.

Adam L. Suttin

- President, JWC Acquisition Corp.

TOP TIER METRICS AMONG "ELITE RETAILERS"

2010 – 2012E Sales CAGR



15%
53%
45%
44%
38%
16%
14%
10%
8%
14%
10%
4%
Tile Shop
KORS
MFRM
FRAN
LULU
TFM
GNC
DKS
AZO
TSCO
LL
HD
High Growth Retailers
Best-in-Class
Home Improv.

2012E Adj. EBITDA Margin



28%
31%
26%
23%
12%
11%
21%
19%
11%
12%
11%
9%
Tile Shop
LULU
FRAN
KORS
MFRM
TFM
AZO
GNC
DKS
HD
TSCO
LL
High Growth Retailers
Best-in-Class
Home Improv.

Projected Long – Term Earnings Growth



25%
28%
27%
27%
22%
22%
17%
17%
16%
19%
18%
15%
Tile Shop(1)
FRAN
LULU
KORS
MFRM
TFM
GNC
DKS
AZO
LL
TSCO
HD
High Growth Retailers
Best-in-Class
Home Improv.

Source: Company SEC filings, Wall Street research and Capital IQ. Data as of 6/22/2012.
Note: High Growth Retailers includes: Lululemon, Michael Kors, The Fresh Market, Francesca's and Mattress Firm. Best-in-Class includes: AutoZone, Dick's Sporting Goods and GNC. Home Improvement includes: Home Depot, Tractor Supply Company and Lumber Liquidators. See appendix for details.
(1) Represents projected long term net income growth.

COMPELLING VALUATION

2013E P/E/G


0.6x
1.4x
1.2x
1.1x
0.9x
0.6x
1.0x
0.9x
0.9x
1.1x
1.1x
1.1x
TFM
KORS
LULU
FRAN
MFRM
DKS
GNC
AZO
TSCO
LL
HD
High Growth Retailers
Best-in-Class
Home Improv.

TEV / 2013E Adj. EBITDA


8.3x
16.8x
15.6x
14.0x
12.6x
6.8x
9.3x
8.9x
7.1x
10.3x
10.3x
8.9x
LULU
KORS
TFM
FRAN
MFRM
GNC
AZO
DKS
LL
TSCO
HD
High Growth Retailers
Best-in-Class
Home Improv.

Source: Company SEC filings, Wall Street research and Capital IQ. Data as of 6/22/2012.
Note: P/E/G is defined as a company's share price divided by earnings, divided by its projected long-term earnings growth expectation.
Note: TEV represents total enterprise value, which equals equity value plus debt outstanding and minority interest minus cash.
Note: High Growth Retailers includes: Lululemon, Michael Kors, The Fresh Market, Francesca's and Mattress Firm. Best-in-Class includes: AutoZone, Dick's Sporting Goods and GNC. Home Improvement includes: Home Depot, Tractor Supply Company and Lumber Liquidators. See appendix for details.

THE TILE SHOP STORY



COMPANY HISTORY

- 1985: CEO Bob Rucker founded the first store in Rochester, MN
- 1991: started manufacturing grout, sealer and setting materials
- 1992: with DIY movement gaining steam, expanded outside of Minnesota
- 2003: laid the blueprint for unique global sourcing platform
- 2008: leveraged its market position to expand amidst a broader slowdown
- Currently operates 61 stores and three distribution centers ("DC")
  - Two DC's equipped with manufacturing operations

TILE INDUSTRY—CERAMIC & STONE TRENDS

($ in Millions)



2002–2006 CAGR: 10%
2006–2009 CAGR: (15%)
2009–2011 CAGR: 5%
$3,304
$4,881
$2,988
$3,297
2002A
2003A
2004A
2005A
2006A
2007A
2008A
2009A
2010A
2011A
March 2012A
Industry Sales

Robust Historical Growth Rates Reversed Dramatically During Recession

Note: Figures represent manufacturer sales. 2002 to 2005 data excludes tariff charges on import sales.
Source: Catalina Research Floor Coverings Annual Report and Quarterly Update www.CatalinaReports.com.

PEERLESS WITHIN ITS CATEGORY

Attributes	The Tile Shop	National Home Improvement Retailers	Regional Flooring Store	Local Flooring Store	Distributor
Strong Customer Service	✓			✓	
Product Selection	✓				✓
Competitive Pricing	✓	✓	✓		✓
Direct Sourcing	✓				✓
In Stock Position	✓	✓	✓		
Primary Customer	Home Owner	Home Owner	Home Owner	Contractor	Contractor
Players		The Home Depot, Menards, Lowe's	Floor & Decor, Best Tile, Tile America	Fuda Tile Inc, Cancos, Nonn's	floridatile, daltile

Fragmented Competition with No National Specialty Player

It is The Tile Shop's mission to provide a specialty alternative to big box retailers, offering a large assortment of unique tiling products that cannot be found anywhere else, at competitive prices

THE TILE SHOP MISSION


1990's


2000's


2012

THE TILE SHOP RETAIL FORMAT


The Tile Shop

- Average store is 23,000 square feet (approximately 15% warehouse space)
- Located in high visibility / traffic retail areas
- Sells primarily to end user (home owner)

BROAD PRODUCT ASSORTMENT



Man-made/Ceramic: 29% of Sales



"Backshelf": 18% of Sales



Natural/Stone: 53% of Sales

- Unique presentation of 4,000 specialty tile products
- Complementary installation accessories and materials
- Vast majority of products are "control branded"
- Private label concentration provides:
  - Pricing advantages
  - Exceptional consumer value
  - High margins

UNIQUE VISUAL PRODUCT PRESENTATION



~60 Full Size Room Displays Showcasing Creative Ideas and Unique Combinations

CUSTOMER EMPOWERMENT



Free, Weekly Do-It-Yourself Classes

DIRECT SOURCING: KEY COMPETITIVE ADVANTAGE


Sourcing Countries

Local Sourcing
Contacts in 17 Countries

Direct Sourcing

- Provides control of production
- Eliminates middle men
- Secures unique designs
- Drives margin
- Long-standing supplier relationship
  - Largest customer for many of its suppliers

Local Sourcing Provides Unique Market Access

SALES & GROWTH STRATEGY


The Tile Shop

KNOWLEDGEABLE AND MOTIVATED SALES FORCE

- Highly trained design / sales consultants
  - Average tenure of store managers 5.3 years
  - Store managers promoted from within
- Manager and salesforce compensation tied to store level profitability
  - Compensation well above industry standards
    - Average store manager: $100K+
    - Average sales associate: $50K+
  - Empowers associates to meet competitive prices
    - Results in higher "close rates"
  - Promotes loyalty of managers
    - Modest 8-10% turnover / year
- Innovative customer engagement service
  - Mobile hand held iPOS[1] sales technology
  - Real-time access to warehouse inventory empowers salespeople
  - Ability to "show and upsell" on showroom floor avoids resister purchase abandonment
  - Weekly DIY classes educate customers on tile features and installation



Tile Shop

(1) Mobile point-of-sales system.

OUR CUSTOMER

- Primarily home owner versus professional tile installer
- Focused on remodeling and existing home improvement projects
- New construction consumers focused primarily on "custom homes"
- Female ages 38 – 55 seeking:
  - Quality products
  - Broad selection
  - Knowledgeable customer service
- Average ticket is $249
- Average project is $965
- ~50% of revenue driven by repeat customers

SALES STRATEGY



Driven Management Team
Stable Employee Base
Sustainable Market Position
Same Store Sales
Strong Unit Growth Potential
Unique Value Pro-position
The Tile Shop

- Promotion to Local Installers at Each "Grand Opening"
- Consistent Advertising in Local "Lifestyle Magazines"
- Strong Online Presence - #1 Search Result for "Tile"
- Website Designed to Educate Consumer – Web Visits Shown to Drive Sales
- Stunning Store Displays and Invaluable Customer Service Drive Consumer & Installer Traffic
- Knowledgeable & Incentivized Sales Force Drives Customer Satisfaction and Repeat Business
- Advanced POS Technology Provides Essential Customer Data for Future Marketing Efforts

GROWTH STRATEGY: TARGET COMPETITIVE AREAS

- Targeting areas with 400,000 gross population
- Average household income $65,000+
- Close proximity to tile competitors
- Regional shopping destinations



Spring Valley, WI
Ottawa Lake, MI
Ridgeway, VA
Existing Distribution Facilities
Future Distribution Facilities(1)

Infrastructure in Place for Next 100 Stores / No Need to "Saturate" Markets

(1) Represents the potential location of future distribution facilities for illustrative purposes only.

STORE GROWTH PLANS



Double The Store Base Over Next Several Years
2X
14
14
18
20
28
32
33
39
42
43
48
53
61
66
130 -140
2000A
2001A
2002A
2003A
2004A
2005A
2006A
2007A
2008A
2009A
2010A
2011A
Today
2012E
Near Future

JWCAC / THE TILE SHOP COMBINATION


for installing all types
and wall tiles, quarry, pavers, marble, limestone,
granite & other vitreous and

TRANSACTION OVERVIEW

Summary	▪ Parent of The Tile Shop ("TTS") to become publicly traded on NASDAQ upon a combination with JWC Acquisition Corp. (OTC: JWCA) ▪ Total enterprise value of ~$500 million and equity value of $437 million ▪ Pro forma net debt of $64 million (1.2x 2012E Adj. EBITDA)
Consideration to Existing TTS Owners	▪ $100 million in cash (1) ▪ 29.5 million shares of publicly traded company (1) ▪ 4.5 million public warrants (OTC: JWCAW) purchased from Sponsor (at cost) ▪ Promissory note equal to $80 million less existing indebtedness
Committed Sponsor and Ownership Group	▪ Transaction will close with redemptions up to 5.5 million shares ◇ JWCA cash to fund redemptions up to 1.5 million shares ◇ Existing TTS owners will exchange cash for up to 2.5 million shares ◇ Members of Sponsor will purchase up to 1.5 million shares
Timing	▪ Transaction announcement and investor conference call on June 27, 2012 ▪ Proxy statement / registration statement to be filed with SEC ▪ Closing in August 2012

(1) Assumes no share redemptions.

TRANSACTION TERMS

($ and Shares in Millions)

Valuation

Implied Enterprise Value	$502
Pro forma Net Debt	(64)
Pro Forma Equity Value	$437
Shares Outstanding (MM) (1) (2)	43.7
Implied Share Price	$10.00

Pro Forma Ownership (1) (2)



Tile Shop CEO & Founder 18%
Public 29%
JWCAC Founders 4%
Other Tile Shop Owners 49%

Valuation Multiples

	2012E	2013E
P/E/G	0.7x	0.6x
P/E	18.7x	15.7x
Adj. EBITDA Multiple	9.8x	8.3x

Capitalization

	Shares (1) (2)	Public Warrants (3)	Sponsor Warrants (3)	Total
Tile Shop Owners	29.5	1.6	–	31.1
Public	12.5	2.9	–	15.4
JWCAC Founders	1.7	–	1.9	3.7
Total	43.7	4.5	1.9	50.2

(1) Initial shares issued and outstanding assuming no redemptions.
(2) Excludes 290,698 earnout shares held by JWCAC Founders.
(3) Fully-diluted share equivalents based on a strike price per warrant of $11.50 and exercise on a cashless basis when the stock trading price reaches $19.00 per share.

PROJECTED FINANCIAL PERFORMANCE

($ in Millions)

Revenue


CAGR: 18%
$116
$135
$153
$180
$222
2009A
2010A
2011A
2012E
2013E

Same Store Sales


(4.6%)
11.4%
6.4%
5.4%
6.1%
2009A
2010A
2011A
2012E
2013E

Adj. EBITDA[1]


CAGR: 18%
$32
$38
$43
$51
$60
2009A
2010A
2011A
2012E
2013E

Number of Stores


CAGR: 12%
42
43
48
53
66
2008A
2009A
2010A
2011A
2012E

(1) See Adjusted EBITDA reconciliation in appendix for detail.

APPENDIX



KEY JWCAC TERMS

Corporate Structure	Delaware C Corporation
Amount Raised	$125,000,000
Public Shares Outstanding	12,500,000
Amount in Trust @ IPO	$10.00 per share
Exchange / Ticker	"JWCA" – common stock / OTC "JWCAW" – warrants / OTC "JWCAU" – units / OTC



The Tile Shop



ADJUSTED EBITDA RECONCILIATION

($ in Millions)

	2009	2010	2011
Net Income (loss)	**$23.2**	**$29.7**	**$31.4**
Interest Expenses	0.5	0.5	0.4
Income Taxes	0.7	0.6	0.7
Depreciation & Amortization	7.0	7.2	8.7
Stock-based Compensation	0.3	0.5	1.4
Adj. EBITDA	**$31.7**	**$38.5**	**$42.6**

TILE SHOP COMPARABLE COMPANIES

($ in Millions, Except Stock Price)	Stock Price	Equity Value	Firm Value	CY2011 Sales	CY2011 EBITDA	CY2011 % Margin	Price / EPS CY2012	Price / EPS CY2013	Firm Value / EBITDA CY2012	Firm Value / EBITDA CY2013	P/E/G CY2012	P/E/G CY2013	LT Earnings Growth
High Growth Retailers													
Lululemon Athletica Inc.	$64.69	$9,312	$8,893	$1,356	$415	31%	38.8x	31.2x	21.4x	16.8x	1.5x	1.1x	27%
Michael Kors Holdings Ltd.	42.86	8,260	8,177	1,660	404	24%	41.6x	32.7x	20.2x	15.6x	1.6x	1.2x	27%
The Fresh Market, Inc.	52.69	2,532	2,560	1,168	131	11%	38.4x	31.4x	17.0x	14.0x	1.7x	1.4x	22%
Francesca's Holdings Corporation	26.65	1,163	1,167	282	74	26%	29.6x	24.1x	15.7x	12.6x	1.1x	0.9x	28%
Mattress Firm Holding Corp.	27.17	918	1,094	1,042	120	12%	17.1x	12.5x	9.1x	6.8x	0.8x	0.6x	22%
Best-in-Class													
AutoZone Inc.	$382.76	$14,328	$17,766	$8,786	$1,877	21%	15.7x	13.8x	9.5x	8.9x	1.0x	0.9x	16%
Dick's Sporting Goods Inc.	47.53	5,615	5,247	5,855	656	11%	18.8x	16.5x	8.0x	7.1x	1.1x	1.0x	17%
GNC Holdings Inc.	37.08	3,949	4,649	2,389	447	19%	17.7x	15.4x	10.4x	9.3x	1.1x	0.9x	17%
Home Improvement													
The Home Depot, Inc.	$52.02	$79,625	$87,259	$73,948	$9,140	12%	17.9x	15.8x	9.5x	8.9x	1.2x	1.1x	15%
Tractor Supply Company	86.66	6,244	6,119	4,713	521	11%	23.6x	20.1x	11.7x	10.3x	1.3x	1.1x	18%
Lumber Liquidators Holdings, Inc.	31.15	858	796	754	66	9%	25.6x	21.4x	12.1x	10.3x	1.3x	1.1x	19%
Median		$5,615	$5,247			12%	23.6x	20.1x	11.7x	10.3x	1.2x	1.1x	19%
Mean		12,073	13,066			17%	26.0	21.3	13.2	11.0	1.2	1.0	21%
The Tile Shop	10.00	$437	$502	$153	$43 [1]	28%	18.7x	15.7x	9.8x	8.3x	0.7x	0.6x	25%

Source: Company SEC filings, Wall Street research and Capital IQ. Data as of 6/22/2012.
(1) Figure represents Adj. EBITDA. See Adjusted EBITDA reconciliation in appendix for detail.